Exhibit 10.7

GUARANTY

THIS GUARANTY (this “Guaranty”) is executed as of October 5, 2010 by the undersigned, WELLS CORE OFFICE INCOME REIT, INC., a Maryland corporation (“Guarantor”), in favor of WELLS REAL ESTATE FUNDS, INC., a Georgia corporation (together with all subsequent holders of the Note or any part thereof or any interest therein hereinafter called “Lender”).

1.      Definitions.    Capitalized terms not otherwise defined herein shall have the meaning set forth in that certain Loan and Security Agreement between Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership (“Borrower”) and Lender dated of even date herewith (said Loan and Security Agreement and all amendments, modifications, renewals and extensions thereof and all substitutions therefor herein called the “Loan Agreement”).

2.      Inducement and Consideration.  Guarantor has an economic investment or interest in Borrower and Lender’s agreement to make the Loan to Borrower in the aggregate principal amount of $10,000,000.00 is of substantial benefit to Guarantor.

3.      Guaranty of Performance.  In order to induce Lender to make the Loan to Borrower, Guarantor hereby unconditionally and irrevocably guarantees to Lender the timely payment and performance of all Obligations (as defined in the Loan Agreement), primary or secondary, certain or contingent of Borrower to Lender now or hereafter owing or incurred (including without limitation costs and expenses incurred by Lender in attempting to collect or enforce any of the foregoing) which are chargeable to Borrower either by law or under the terms of Lender’s arrangements with Borrower relative to the above mentioned loan. The word “Obligation” is used herein in its most comprehensive sense, and includes any and all advances (including future advances and those advances made by Lender to protect, enlarge or preserve the priority, propriety, or amount of its security interest against mechanic’s liens, equitable liens, or statutory claimants, or otherwise), debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not, absolute or contingent, liquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable.

Guarantor consents that the terms, covenants, and provisions contained in any of the Loan Documents may be altered, extended, released, modified or cancelled, all without any further consent of Guarantor, and Guarantor agrees that this Guaranty shall in no way be affected, diminished or released by any such alteration, extension, modification, release or cancellation.

4.      Security.  This Guaranty is secured by that certain Pledge Agreement executed simultaneously herewith by the Guarantor in favor of the Lender pledging all of its right, title and interest in and to the amounts contained in account number 144455925 (the “Account”) at Regions Bank and any earnings thereon.

5.      Waivers.  Guarantor expressly waives presentment for payment, demand, notice of demand and of dishonor and nonpayment, notice of intention to accelerate the maturity of the Loan or any part thereof, notice of acceleration of the maturity of the Loan or any part thereof, notice of disposition of collateral, the defense of impairment of collateral, the right to a commercially reasonable sale of collateral, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party. Lender shall be under no obligation to notify Guarantor of its acceptance hereof or of any advances made or credit extended on the faith hereof or the failure of Borrower to pay any of the Loan as it matures or any default in the performance of any of the Obligations, or to use diligence in preserving the liability of any person on the Loan or the Obligations or in bringing suit to enforce collection of the Loan or performance of the Obligations. Guarantor waives all defenses given to sureties or guarantors at law or in equity other than the actual payment of the Loan and performance of the Obligations and all defenses based upon questions as to the validity, legality or enforceability of the Loan and/or the Obligations and agrees that Guarantor shall be primarily liable hereunder. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Note or the Account under the above-referenced Pledge Agreement or otherwise, and Guarantor hereby waives any rights to require Lender to proceed against the Borrower or any co-guarantors or to require Lender to pursue any other remedy or enforce any other right, including any and all rights under O.C.G.A. §10-7-24.

6.      No Impairment of Guaranty.  Lender, without authorization from or notice to Guarantor and without impairing, modifying, changing, releasing, limiting or affecting the liability of Guarantor hereunder, may from time to time at its discretion and with or without valuable consideration, alter, compromise, accelerate, renew, extend or change the time or manner for the payment of any or all of the Loan, increase or reduce the rate of interest thereon, take and surrender security, exchange security by way of substitution, or in any way it deems necessary take, accept, withdraw, subordinate, alter, amend, modify or eliminate security, add or release or discharge endorsers, guarantors, or other obligors, make changes of any sort whatever in the terms of payment of the Loan, in the Obligations or in the manner of doing business with Borrower, or settle or compromise with Borrower or any other person or persons liable on the Loan or the Obligations on such terms as it may see fit, and may apply all moneys received from the Borrower or others, or from any security held (whether held under a security instrument or not), in such manner upon the Loan (whether then due or not) as it may determine to be in its best interest, without in any way being required to marshal securities or assets or to apply all or any part of such moneys upon any particular part of the Loan. It is specifically agreed that Lender is not required to retain, hold, protect, exercise due care with respect thereto, perfect security interests in or otherwise assure or safeguard any security for the Loan; no failure by Lender to do any of the foregoing and no exercise or nonexercise by Lender of any other right or remedy of Lender shall in any way affect any of Guarantor’s obligations hereunder or any security furnished by Guarantor or give Guarantor any recourse against Lender.

7.      Events Affecting Borrower.  The liability of Guarantor hereunder shall not be modified, changed, released, limited or impaired in any manner whatsoever on account of any or all of the following: (a) the incapacity, dissolution or termination of Guarantor, Borrower, Lender or any other person or entity; (b) the failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Borrower or any other person or entity; (c) recovery from Borrower or any other person or entity becomes barred by any statute of limitations or is otherwise prevented; (d) any defenses, set offs or counterclaims which may be available to Borrower or any other person or entity; (e) any transfer or transfers of any of the property covered by the Pledge Agreement or any other instrument securing the payment of the Note; (f) any release of Borrower, any co-guarantor or any other person (other than Guarantor) primarily or secondarily liable for the payment of the Loan or the performance of the Obligations or any part thereof; (g) any modifications, extensions, amendments, consents, releases or waivers with respect to the Note, the Pledge Agreement, any other instrument now or hereafter securing the payment of the Note, or this Guaranty; (h) any failure of Lender to give any notice to Guarantor of any Event of Default under the Note, the Pledge Agreement, any other instrument securing the payment of the Note, or this Guaranty; (i) Guarantor is or becomes liable for any indebtedness owing by Borrower to Lender other than under this Guaranty; or (j) any impairment, modification, change, release or limitation of the liability of, or stay of actions or lien enforcement proceedings against, Borrower, its property, or its estate in bankruptcy resulting from the operation of any present or future provision of the Federal Bankruptcy Code (hereinafter called the “Bankruptcy Code”) or other similar federal or state statute, or from the decision of any court.

8.      Subordination.  Guarantor expressly subordinates its rights to payment of any indebtedness owing or distributions from Borrower to Guarantor, whether now existing or arising at any time in the future, to the prior right of Lender to receive or require payment in full of the Loan and until payment in full of the Loan (and including interest accruing on the Note after any petition under the Bankruptcy Code, which post petition interest Guarantor agrees shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in proceedings under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor or any security for such indebtedness. If Guarantor should receive any such payment, satisfaction or security for any indebtedness of Borrower to Guarantor, Guarantor agrees forthwith to deliver the same to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Loan and until so delivered, agrees to hold the same in trust for Lender.

9.      Waiver of Right of Subrogation.  Until such time as the Loan is paid and the Obligations are satisfied in full, Guarantor shall have no rights of subrogation, reimbursement or indemnity against Borrower or right of contribution against any other guarantor of, or other person secondarily liable for, the payment of the Loan or performance of the Obligations.

10.     No Usury.  It is the intent of Guarantor and Lender in the execution and acceptance of this Guaranty to contract in strict compliance with applicable usury law. In furtherance thereof, Guarantor and Lender stipulate and agree that none of the terms and provisions contained in this Guaranty, or in any other instrument now or hereafter executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money. Guarantor shall never be obligated or required to pay interest on the Loan at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and that the provisions of this Section shall control over all other provisions of this Guaranty and any other instruments now or hereafter executed in connection herewith or any other oral or written agreement which may be in apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Loan is accelerated. If the maturity of the Note shall be accelerated for any reason or if the principal of the Note is paid prior to the end of the term of the Note, and as a result thereof the interest received from Guarantor for the actual period of existence of the loan evidenced by the Note exceeds the amount of interest at the applicable maximum lawful rate under applicable law, Lender shall, at its option, either refund to Guarantor the amount of such excess or credit the amount of such excess against the principal balance of the Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Lender shall contract for, charge or receive any amount or amounts and/or any other thing of value from Guarantor which are determined to constitute interest which would increase the effective interest rate on the Loan to a rate in excess of that permitted to be charged by applicable law, all such amounts determined to constitute interest in excess of the lawful rate shall, upon such determination, at the option of Lender, be either immediately returned to Guarantor or credited against the principal balance of the Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Guaranty, Guarantor acknowledges that Guarantor believes the Loan to be non usurious and agrees that if, at any time, Guarantor should have reason to believe that the Loan is in fact usurious, Guarantor will give Lender notice of such condition and Guarantor agrees that Lender shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term “applicable law” as used in this Section shall mean the laws of the State of Georgia or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

11.     Representations and Warranties.  Guarantor hereby represents and warrants to Lender as follows:

 (a)      Guarantor is solvent, is not bankrupt and has no outstanding liens, garnishments, bankruptcies or court actions which could render Guarantor insolvent or bankrupt, and there has not been filed by or against Guarantor a petition in bankruptcy or a petition or answer seeking an assignment for the benefit of creditors, the appointment of a receiver, trustee, custodian or liquidator with respect to Guarantor or any substantial portion of Guarantor’s property, reorganization, arrangement, rearrangement, composition, extension, liquidation or dissolution or similar relief under the Bankruptcy Code or any state law.

 (b)      Guarantor agrees to furnish financial information to Lender upon its reasonable request. All reports, financial statements and other financial and other data which have been or may hereafter be furnished by Guarantor to Lender in connection with this Guaranty are or shall be true and correct in all material respects and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading and do or shall fairly represent the financial condition of Guarantor as of the dates and the results of Guarantor’s operations for the periods for which the same are furnished, and no material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Guarantor

(for the purposes of this clause (b) and the preceding clause (a), Guarantor shall also include any joint venturer, managing member or general partner of Guarantor).

  (c)      The execution, delivery and performance of this Guaranty do not contravene, result in the breach of or constitute a default under any mortgage, deed of trust, lease, promissory note, loan agreement or other contract or agreement to which Guarantor is a party or by which Guarantor or any of its properties may be bound or affected and do not violate or contravene any law, order, decree, rule or regulation to which Guarantor is subject, in either case to the extent such breach, default, violation or contravention has a material adverse effect on Guarantor’s ability to pay the Obligations.

  (d)      There are no judicial or administrative actions, suits or proceedings pending or, to the best of Guarantor’s knowledge, threatened against or affecting Guarantor or any of its properties or involving the validity, enforceability or priority of this Guaranty.

  (e)      Guarantor is duly formed, validly existing and in good standing under the laws of the State of Maryland.

  (f)      This Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

  (g)      Guarantor is not in violation of any Laws, including Anti-Terrorism Laws.

12.     Covenants and Agreements.  Guarantor absolutely and unconditionally covenants and agrees with Lender as follows:

  (a)      In the event that Borrower does not or is unable so to perform the Obligations for any reason, including, without limitation, liquidation, dissolution, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, sale of all or substantially all assets, reorganization, arrangement, composition, or readjustment of, or other similar proceedings affecting the status, composition, identity, existence, assets or obligations of Borrower, or the disaffirmance or termination of any of the Obligations in or as a result of any such proceeding, Guarantor shall perform the Obligations and no such occurrence shall in any way affect Guarantor’s obligations hereunder.

  (b)      If for any reason whatsoever (including but not limited to ultra vires, lack of authority, illegality, force majeure, act of God or impossibility) the Loan or the Obligations cannot be enforced against Borrower, such unenforceability shall in no manner affect the liability of Guarantor hereunder and Guarantor shall be liable hereunder notwithstanding that Borrower may not be liable for the Loan or such Obligations and to the same extent as Guarantor would have been liable if the Loan or Obligations had been enforceable against Borrower.

  (c)      Should the status of Borrower change, this Guaranty shall continue and also cover the Obligations of Borrower under the new status according to the terms hereof.

   (d)      In the event any payment by Borrower to Lender is held to constitute a preference under the bankruptcy laws, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower to Lender shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Lender upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

   (e)      Guarantor shall not have (i) the right to the benefit of, or to direct the application of, any security held by Lender (including the property covered by the Pledge Agreement and any other instrument securing the payment of the Note), any right to enforce any remedy which Lender now has or hereafter may have against Borrower, or any right to participate in any security now or hereafter held by Lender, or (ii) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or against any security resulting from the exercise or election of any remedies by Lender (including those available under the Pledge Agreement), or any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation, from any cause, of the liability of Borrower.

   (f)      The payment by Guarantor of any amount pursuant to this Guaranty shall not in any way entitle Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Loan or any proceeds thereof, or any security therefor, unless and until the full amount owing to Lender on the Loan has been fully paid, but when the same has been fully paid Guarantor shall be subrogated as to any payments made by it to the rights of Lender as against Borrower and/or any endorsers, sureties or other guarantors.

  (g)      Lender shall not be required to pursue any other remedies before invoking the benefits of the guaranties contained herein, and specifically it shall not be required to make demand upon or institute suit or otherwise pursue its remedies against Borrower or any surety other than Guarantor or to proceed against or give credit for any security now or hereafter existing for the payment of any of the Loan. Lender may maintain an action on this Guaranty without joining Borrower therein and without bringing a separate action against Borrower.

13.      Rights Cumulative.    The rights of Lender are cumulative and shall not be exhausted by its exercise of any of its rights hereunder or otherwise against Guarantor or by any number of successive actions until and unless all Obligations have been performed and each of the obligations of Guarantor hereunder has been performed. The existence of this Guaranty shall not in any way diminish or discharge the rights of Lender under any prior or future guaranty agreement executed by Guarantor.

14.      Security Interest.  Guarantor hereby grants to Lender a security interest in the Account of Guarantor at Regions Bank to Lender. The Account shall be held by Regions Bank subject to a lien and security interest in favor of Lender to secure payment and performance of all obligations and liabilities of Guarantor to Lender hereunder. The balance of the Account shall be subject to a lien and subject to set-off against any and all liabilities of Guarantor to Lender, and Lender may, at any time and from time to time at its option and without notice, pursuant to the Control Agreement executed in connection herewith appropriate and apply toward the payment of any of such liabilities the balance of such Account. Guarantor hereby authorizes Lender to file any financing statement or financing statement amendment covering such property of Guarantor or relating to the security interest created herein without the signature of Guarantor, as debtor.

15.      Notices.    Any notice, request, demand or other communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

To Lender:	Wells Real Estate Funds, Inc. 6200 The Corners Parkway Norcross, GA 30092-3365 Attention: John E. Monroe

with a copy to:	Joseph B. Foltz, Esq. Foltz Martin, LLC 5 Piedmont Center, Suite 750 3525 Piedmont Road Atlanta, Georgia 30305

To Guarantor:	Wells Core Office Income REIT, Inc. 6200 The Corners Parkway Norcross, GA 30092-3365 Attention: Douglas P. Williams

with a copy to:	Robert H. Bergdolt, Esq. Brian K. Doyle, Esq. DLA Piper 203 North LaSalle Street, Suite 1900 Chicago, Illinois 60601

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein.

16.      APPLICABLE LAW.  REFERENCE IS MADE TO SECTION 12.02 OF THE LOAN AGREEMENT REGARDING GEORGIA LAW GOVERNING THIS GUARANTY.

17.      CONSENT TO JURISDICTION.  GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF THE STATE OR SUPERIOR COURT OF GWINNETT

COUNTY LOCATED IN THE STATE OF GEORGIA OR THE FEDERAL COURTS OF THE NORTHERN DISTRICT OF THE STATE OF GEORGIA AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO GUARANTOR, AT THE ADDRESS SET FORTH IN THIS GUARANTY AND SERVICE SO MADE SHALL BE COMPLETE SEVEN (7) DAYS AFTER THE SAME HAS BEEN POSTED.

18.      WAIVER BY JURY.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR, AND LENDER BY ITS ACCEPTANCE OF THIS GUARANTY, HEREBY WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR AND BY LENDER, AND GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GUARANTOR AND LENDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

19.      Attorneys Fees.  Guarantor agrees to pay reasonable attorneys’ fees and expenses and all other costs and expenses which may be incurred to by Lender in the enforcement of Borrower’s Obligations and/or this Guaranty.

20.      Counterparts.  This Guaranty may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

21.      No Modification.  This Guaranty may only be modified, waived, altered or amended by a written instrument or instruments executed by the party against which enforcement of said action is asserted. Any alleged modification, waiver, alteration or amendment which is not so documented shall not be effective as to any party.

22.      Successors and Assigns; Gender; Unenforceability of Certain Provisions, Headings.  The terms, provisions, covenants and conditions hereof shall be binding upon Guarantor and the heirs, devisees, representatives, successors and assigns of Guarantor and shall inure to the benefit of Lender and all transferees, successors, assignees and/or endorsees of Lender. Within this Guaranty, words of any gender shall be held and construed to include any other gender and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Guaranty to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances. The headings in this Guaranty are for convenience only and will not limit or otherwise affect any of the terms hereof.

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SIGNATURE PAGE TO GUARANTY

IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the date first set forth above.

WELLS CORE OFFICE INCOME REIT, INC., a Maryland corporation

By:	/s/ Douglas P. Williams
Name:	Douglas P. Williams
Title:	Executive Vice President

[CORPORATE SEAL]